Standard Industrial Classification Code 3826

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 10, 2009

Arrayit Corporation
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

33-119586	76-0600966
(Commission File Number)	(IRS Employer Identification Number)

524 East Weddell Drive
Sunnyvale, CA  94089
(Address of principal executive offices)

Rene’ A. Schena
524 East Weddell Drive
Sunnyvale, CA  94089
(Name and address of agent for service)

408-744-1711

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

Sponsored Research Agreement

On December 7, 2009, Arrayit Diagnostics, Inc. (the “Company”), a majority owned subsidiary of Arrayit Corporation (the “Corporation”), entered into a six-month Sponsored Research Agreement (the “Research Agreement”) with Wayne State University (“WSU”), a non-profit Michigan educational institution, whereby the Company has agreed to provide WSU with funding for the purposes of conducting continuing research and development of a microarray-based diagnostic test for the early detection of ovarian cancer.

In accordance with the Research Agreement, Dr. Michael Tainsky, Ph.D., director of molecular biology and genetics at Karmanos Cancer Institute and professor of pathology at WSU’s School of Medicine, will serve as principal investigator of the sponsored research project, working in close collaboration with Dr. Mark Schena, Ph.D., president and chief science officer of Arrayit Corporation.  In addition, the Company has granted WSU a non-exclusive, non-transferable, royalty-free license to use the Company’s technology and confidential information for purposes of conducting the research.

Pursuant to certain terms and conditions set forth in the Research Agreement, WSU shall have the right to publish information developed in the course of the performance of the research project.  Further, WSU will retain ownership of any and all inventions, discoveries, know-how, techniques and methodologies arising out of the research, which are conceived of, created, discovered, developed, invented or reduced to practice by one or more employees, technicians, scientists, students or post-doctoral fellows of WSU at any time in the course of the performance of the research project. Subject to SPONSOR’s payment of expenses for patent application(s) covering any Inventions or Joint Inventions, SPONSOR will be given an exclusive option to acquire an exclusive, royalty-bearing license to any Inventions or exclusive rights to WSU’s interest in any Joint Inventions and any patents associated therewith. If an invention is made jointly by one or more employees, technicians, scientists, students or post-doctoral fellows of WSU and one or more consultants or employees of the company during the course of the performance of the research project, it shall be jointed owned by both the Company and WSU.  Inventorship shall be determined in accordance with U.S. patent law.  Ownership of the Company’s technology shall remain with the Company and not be subject to the Research Agreement.

The description of the terms and conditions of the License Agreement set forth herein does not purport to be complete and is qualified in its entirety by the full text of the License Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On December 10, 2009, the Corporation and the Company issued a press release related to the matters described herein, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Corporation knows of no material relationship between the Corporation, the Company or its affiliates and Wayne State University other than in respect to what has been described herein.

Item 9.01.  Financial Statements and Exhibits.

The following exhibits are filed herewith:

(d)	Exhibits

Exhibit Number	Description
10.1	Sponsored Research Agreement between Arrayit Diagnostics, Inc. and Wayne State University
99.1	Press Release published by Arrayit Corporation and Arrayit Diagnostics, Inc., dated December 10, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arrayit Corporation

Date: December 10, 2009	By: /s/ Rene A. Schena
Name: Rene’ A. Schena Title: Chief Executive Officer

Exhibit 10.1

SPONSORED RESEARCH AGREEMENT

This Agreement is entered into on this __________ day of December, 2009 (the "Effective Date") by and between Arrayit Diagnostics, Inc., whose principal place of business is located at 12000 Westheimer Road, Suite 340  Houston, TX  77077 (hereinafter referred to as "SPONSOR"), and Wayne State University, whose business address is 5057 Woodward, Suite 13201, Detroit, MI  48202 (hereinafter referred to as "WSU").

WITNESSETH THAT:

WHEREAS SPONSOR desires to provide WSU with funding for purposes of conducting the research described in Attachment A attached hereto (the "Program"); and

WHEREAS WSU desires to receive funding for purposes of conducting the Program in a manner consistent with its status as a non-profit, tax-exempt institution;

NOW THEREFORE, the parties hereto mutually agree to the following:

1.           EMPLOYMENT OF CONTRACTOR

SPONSOR agrees to engage WSU as an independent contractor to render services needed to meet objectives specified in the Program.  WSU shall commence the performance of the Program within thirty (30) days after the Effective Date.  WSU shall use reasonable efforts to perform the Program consistent with the terms of this Agreement.  The Program will be conducted by the principal investigator identified in this paragraph (“Principal Investigator”). The Principal Investigator will keep and maintain records containing laboratory data generated in the course of the Program in accordance with highest scientific standards of record keeping.  The Program may be modified by mutual consent. SPONSOR shall have the right to review the data developed  in the course of the performance of the Program on reasonable notice. At the conclusion of the research provided for herein, WSU shall provide SPONSOR with a copy of all data and other relevant information and reports generated by or under the guidance of the Principal Investigator regarding the Program. Sponsor shall treat such data, information and reports as confidential to WSU until published as provided in Section 9.  The Principal Investigator shall be Michael Tainsky.

2.           SCOPE OF SERVICES TO BE PROVIDED BY WSU

WSU, through its own resources, will provide the services described in Attachment A, incorporated by reference and made a part of this Agreement.

3.           PERIOD OF PERFORMANCE; TERM

This Agreement shall take effect as of the Effective Date and shall remain in effect for a term of six (6) months or until the collaboration described in Attachment A has been completed, whichever is later, unless sooner terminated in accordance with Section 6.

4.           COMPENSATION

SPONSOR shall provide to WSU funds in the amount of US$***** for the Program according to the schedule set forth in Section 5 below.

5.           METHOD OF PAYMENTAny of these 3 methods may be selected for implementation, or some other mutually agreeable method would be acceptable.

Invoices are to be submitted on a monthly basis.  Two (2) copies of all invoices, detailing current charges and total-to-date charges, should be sent to SPONSOR at the address listed in Section 11 below.   The final invoice, clearly marked FINAL, must be submitted within 90 days after the expiration date of this contract.  If a purchase order is issued for billing purposes, it shall state on its face "FOR BILLING PURPOSES ONLY."  The terms and conditions of this contract shall supersede the terms and conditions of the purchase order

6.           TERMINATION

Either party may terminate this Agreement at any time upon thirty (30) days prior written notice to the other party in the event of a material breach by the other party unless the other party cures such default prior to the expiration of thirty (30) days for breaches of monetary obligations. For non-financial breaches, the cure period shall be sixty (60) days, which may be extended upon mutual written agreement of the parties.   For purposes of this Section 6, WSU’s “material obligations” shall include those set forth in Sections 1, 2, 8, 9 and 10.  SPONSOR’s “material obligations” shall include its obligations under Sections 4, 5, and 10.  Upon termination of this Agreement for any reason, nothing herein shall be construed to release either party of any obligation which matured prior to the effective date of such termination.  The provisions of Sections 8, 9, 10, 12, 13 and 14 shall survive termination of this Agreement.

7.           COMPLIANCE WITH CIVIL RIGHTS AND OTHER LAWS

The parties entering into this Agreement shall not discriminate against an employee or applicant for employment with respect to hire, tenure, terms, conditions or privileges of employment because of race, color, religion, national origin, age, sex, height, weight, or marital status, or because of handicap except where there exists a "bona fide occupational qualification."  The parties shall comply with the provisions of Title VI of the Civil Rights Acts of 1964, as amended.  WSU shall conduct the Program in accordance with applicable NIH guidelines, with all other federal and state laws and regulations governing the conduct of research and other acts, and with all applicable scientific and ethical codes of conduct.

8.           CONFIDENTIALITY

“SPONSOR Confidential Information” is defined as information and material that is regarded by SPONSOR as confidential and proprietary to SPONSOR and received from SPONSOR, and which is designated as confidential or which by its nature may reasonably be considered to be confidential.   WSU shall limit access the SPONSOR Confidential Information to those of its employees with a need to have access to such SPONSOR Confidential Information. WSU shall not disclose SPONSOR Confidential Information to any third party and shall use SPONSOR Confidential Information solely for the purpose of conducting the Program.  WSU's obligations under this Section 8 shall be limited to a period of five (5) years from receipt of SPONSOR Confidential Information.  WSU shall not have any obligation of confidentiality with respect to any SPONSOR Confidential Information that:

1.           is generally available to the public through no fault of WSU at the time of disclosure bySPONSOR or subsequent to such disclosure; or

2.	was already in WSU's possession prior to receipt from SPONSOR and was not subject to a confidentiality agreement; or

3.           is properly obtained by WSU from a third party which has the lawful right to disclose suchinformation to WSU and is not under a confidentiality obligation to SPONSOR; or

4. is not identified as proprietary and provided in written form at the time of disclosure or within thirty (30) days of disclosure in the case of oral or visual disclosures; or

5. is required to be disclosed by law or legal process.

9.           PUBLICATION

WSU shall have the right to publish information developed in the course of the performance of the Program.  At least thirty (30) days prior to submitting a manuscript for publication or the making of any other public disclosure, WSU shall provide SPONSOR with a draft of the manuscript or a summary of the intended disclosure.  Authorship of any manuscript shall be established in accordance with academic publication standards and customs. SPONSOR shall have the right to determine if and how its name is referenced in the publication. SPONSOR will advise WSU within twenty-five (25) days of receipt of such draft manuscript or summary of any potential adverse consequences of: (i) disclosure of information that will result in a loss of SPONSOR's patent rights in Inventions or Joint Inventions (defined below) or (ii) disclosure of SPONSOR Confidential Information.

Anything to the contrary herein notwithstanding, each party has the right to disclose information required to be disclosed under applicable law or by a governmental order, decree, regulation or rule.

If SPONSOR informs WSU that it is desirable to file patent applications covering Inventions or Joint Inventions, WSU will postpone publication or disclosure for not more than sixty (60) days so that patent applications may be filed.  If SPONSOR informs WSU that the manuscript or disclosure contains SPONSOR Confidential Information, Principal Investigator shall delete such information.

10.           PATENT RIGHTS

(a)    WSU will retain ownership of any and all inventions, discoveries, know-how, techniques, and methodologies arising out of work being conducted under this Agreement which are conceived of, created, discovered, developed, invented or reduced to practice by one or more employees, technicians, scientists, students or post doctoral fellows of WSU at any time in the course of the performance of the Program (“Inventions”).  If an invention is made jointly by one or more employees, technicians, scientists, students or post doctoral fellows of WSU and one or more consultants or employees of SPONSOR at any time in the course of the performance of the Program (“Joint Invention”), it shall be jointly owned by SPONSOR and WSU.  Inventorship shall be determined in accordance with U.S. patent law.

Ownership of Sponsor Technology shall remain with SPONSOR and shall not be subject to this Agreement.  For purposes of this Agreement “Sponsor Technology” shall mean all proprietary rights relating to any discoveries, inventions, know-how, trade secrets, techniques, methodologies, modifications, or improvements that are conceived, discovered, invented, developed, created or reduced to practice solely by employees of SPONSOR at any time prior to the Effective Date or during the term of this Agreement.

(b)           WSU shall have the right to have prepared and filed in the name of WSU, or WSU and SPONSOR in the case Joint Inventions, the necessary papers for obtaining patent protection in any and all countries of the world on Inventions and Joint Inventions which SPONSOR determines are of sufficient interest to merit such filing. SPONSOR agrees that it will have caused to be signed by all SPONSOR employees concerned all documents necessary to obtain such patent protection for Joint Inventions and that SPONSOR will do what is reasonably necessary to assist WSU in obtaining and maintaining such patent rights at the request and expense of SPONSOR.

 (c)           Subject to SPONSOR’s payment of expenses for patent application(s) covering any Inventions or Joint Inventions, SPONSOR will be given an exclusive option to acquire an exclusive, royalty-bearing license to any Inventions or exclusive rights to WSU’s interest in any Joint Inventions and any patents associated therewith. WSU shall notify SPONSOR of any such Inventions or Joint Inventions, and SPONSOR shall have sixty (60) days after such notice to exercise its option.  SPONSOR and WSU agree to enter into good faith discussions to determine whether an Invention or Joint Invention (i) is already included in the definition of Licensed Patents in the license agreement in place between the parties effective ___________  (“License Agreement”) or (ii) shall be included in the definition of Licensed Patents, Licensed Technology and/or Biological Materials (as appropriate) in the License Agreement.   If the Invention or Joint Invention is to be included in the License Agreement, the parties shall amend the License Agreement as provided therein and the terms and conditions of the License Agreement shall apply.

If the parties agree that a separate license agreement should be negotiated for an Invention or Joint Invention, the terms of such exclusive license shall be negotiated in good faith within four (4) months from the time SPONSOR exercises its option covering any such Invention or Joint Invention.

If SPONSOR notifies WSU that it does not wish to pay the expenses in respect of any Invention(s) or Joint Invention(s), SPONSOR shall relinquish all interests in such Invention(s) or Joint Invention(s), and WSU may file applications for protection of such Invention(s) or Joint Invention(s) at its sole expense.  If (i) SPONSOR does not exercise its rights with respect to any Invention or WSU’s rights in any Joint Invention or (ii) the parties cannot agree on a license, WSU may license the Invention or its rights in Joint Invention to third parties; provided, that in cases covered by (ii) and for a period of one (1) year following the termination of this Agreement, such license shall be on terms no more favorable (as a whole) to the third party unless such more favorable terms are first offered to SPONSOR.

11.	NOTICES

Unless otherwise provided herein, any notice, report, payment or document to be given by one party to the other shall be in writing and shall be deemed given when delivered personally or mailed by certified or registered mail, postage prepaid, and effective on the date which is three (3) business days after the date of mailing, or sent by telefax (such notice sent by telefax to be effective when sent, if confirmed by certified or registered mail as aforesaid) as follows:

If to WSU, addressed to:

Senior Director for Sponsored Program Administration
Wayne State University
5057 Woodward, Suite 13201
Detroit, MI  48202
Telephone No.: (313) 577-3726
Fax No.:   (313) 577-5055

If to Sponsor, addressed to:
        Arrayit Diagnostics, Inc.
        12000 Westheimer Rd Ste 340
        Houston, TX 77077-6531
        Attention:  John Howell
        Telephone No.  (281) 600-6000
        Telefax No.  (713) 462-1980

With a copy to:
(which shall not constitute
notice)
                                Sonfield & Sonfield
               770 South Post Oak Lane
                                Attention:  Robert L. Sonfield, Jr., Esq.
        Telephone (713) 877-8333
        Facsimile:  (713) 877-1547

or to such other place as any party may designate as to itself by written notice to the other party.

12.	TECHNOLOGY

(a)    THIS IS AN AGREEMENT FOR SERVICES AND NOT FOR PRODUCTS.  WSU MAKES NO EXPRESS OR IMPLIED WARRANTIES INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO INVENTIONS, JOINT INVENTIONS AND OTHER TECHNOLOGY THAT ARE DEVELOPED IN COURSE OF THE PERFORMANCE OF THE PROGRAM AND HEREBY DISCLAIMS THE SAME.

(b)    WSU MAKES NO EXPRESS OR IMPLIED WARRANTIES THAT THE USE OR SALE OF PRODUCTS EMBODYING INVENTIONS, JOINT INVENTIONS AND TECHNOLOGY DEVELOPED IN THE COURSE OF THE PERFORMANCE OF THE PROGRAM WILL NOT INFRINGE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES AND HEREBY DISCLAIMS THE SAME.

13.	LIMITATION OF LIABILITY

Neither party shall be liable to the other for damages of any kind relative to termination of this Agreement in accordance with Section 6, even if advised of the possibility of such damages.  Neither party shall be liable to the other party for any indirect, incidental, special or consequential damages arising out of this Agreement, however caused, under any theory of liability.

14.           PUBLICITY

WSU and SPONSOR will be given an opportunity to approve in writing any use of its (or its employees’) names in publicity.

15.           ENTIRE AGREEMENT; AMENDMENTS

This Agreement, along with the License Agreement, constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.  No supplement, modification, amendment or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby.

16.           WAIVERS

The waiver by SPONSOR or WSU of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.  No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

17.           CHOICE OF LAW

This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Michigan.

18.   GRANT OF RESEARCH LICENSE
SPONSOR hereby grants WSU a nonexclusive, nontransferable, royalty-free license to use SPONSOR’S technology and SPONSOR Confidential Information solely for purposes of conducting the Program.

IN WITNESS WHEREOF, the parties have executed this Agreement by signature of their duly authorized representative.

WAYNE STATE UNIVERSITY

SIGNED:______________________________
Gail L. Ryan
Senior Director
Sponsored Program Administration
Date: ________________________________

ARRAYIT DIAGNOSTIC, INC.

SIGNED:______________________________
John Howell
President

Date: ________________________________

Exhibit 99.1
Press Release

Arrayit Diagnostics Announces Sponsored Research Agreement With Wayne State University And Arrayit Corporation

Research to Advance and Further Validate Microarray-Based Blood
Test for Pre-Symptomatic Detection of Ovarian Cancer

HOUSTON, TX – (PR NEWSWIRE) – December 10, 2009 – Arrayit Diagnostics, Inc., a majority-owned subsidiary of Arrayit Corporation (OTCBB: ARYC), today announced that it has executed a sponsored research agreement with Wayne State University and Arrayit Corporation, which encompasses continuing research and development of a microarray-based diagnostic test for the early detection of ovarian cancer.

This newly sponsored research project will be jointly conducted at the laboratories of Wayne State University in Detroit, Michigan and Arrayit Corporation in Sunnyvale, California, and will provide for a much larger test population than previously studied in prior, related research projects.  Dr. Michael Tainsky, Ph.D., director of molecular biology and genetics at Karmanos Cancer Institute and professor of pathology at Wayne State University’s School of Medicine, will serve as principal investigator of the six-month project, working in close collaboration with Dr. Mark Schena, Ph.D., President and Chief Science Officer of Arrayit Corporation.

“For more than six years, Wayne State University has used Arrayit's microarray manufacturing technology to help identify key biomarkers using a novel process that has allowed us to isolate biomarkers unique to ovarian cancer,” noted Dr. Tainsky. “As a result, we are now in late stage development of a simple blood test for the early detection of ovarian cancer that holds tremendous potential to materially – and perhaps profoundly – impact the survivability and quality of life of ovarian cancer victims.”

Dr. Schena stated, “Through the combined efforts of Dr. Tainsky’s and our research teams, Arrayit Corporation will perfect a panel of biomarkers printed in a microarray that will enable detection of ovarian cancer prior to the appearance of any symptoms.  This research project is an important extension of Arrayit’s ongoing relationship with Dr. Tainsky and Wayne State University, and should provide an unequivocal validation of the positive results we have achieved thus far, ultimately supporting and enhancing Arrayit Diagnostic’s sales and marketing strategy.”

According to the National Cancer Institute, it is estimated that 21,550 women will be diagnosed with and 14,600 women will die of cancer of the ovary in 2009 – making it the fourth leading cause of death in women in the United States.  Moreover, based on rates from 2004-2006, 1.4% of women born today will be diagnosed with ovarian cancer at some point during their lifetime.  The disease presents with largely nonspecific symptoms during the initial stages of cancer progression, however there is currently no adequate screening or diagnostic test for early stage detection.  As a result, most ovarian cancers are diagnosed only when later stage symptoms manifest and the disease has metastasized to other parts of the body.  The five-year survival rate for late stage diagnosis is less than 20%, which compares to an approximate 90% survival rate if the disease is identified at the earliest stages.

About Arrayit Corporation
Arrayit Corporation, headquartered in Sunnyvale, California, leads and empowers the genetic, research, pharmaceutical and diagnostic communities through the discovery, development and manufacture of proprietary life science technologies and consumables for disease prevention, treatment and cure.  It now offers over 650 products to a customer base of more than 10,000 laboratories worldwide, including almost every major university, pharmaceutical and biotechnology company, major agricultural and chemical companies, government agencies, national research foundations and many private sector enterprises.  Please visit www.arrayit.com for more information.

About Arrayit Diagnostics, Inc.
Houston-based Arrayit Diagnostics, Inc., a majority-owned subsidiary of Arrayit Corporation, is actively engaged in developing and commercializing a series of proprietary microarray-based diagnostic tests that provide for early detection of cancers, neurodegenerative diseases and other chronic and severe disease states.

About Wayne State University
Wayne State University is one of the nation’s pre-eminent public research universities in an urban setting.  Through its multidisciplinary approach to research and education, and its ongoing collaboration with government, industry and other institutions, the university seeks to enhance economic growth and improve the quality of life in the city of Detroit, state of Michigan and throughout the world.  For more information about research at Wayne State University, visit http://www.research.wayne.edu.

Safe Harbor Statement
Except for historical information contained herein, statements made in this release that constitute forward-looking statements are based on currently available information, involve certain risks and uncertainties and the Company assumes no responsibility to update any such forward-looking statement. The following factors, among others, may cause actual results to differ materially from the results suggested in the forward-looking statements. Risks that may result from changes in the Company's business operations; our ability to keep pace with technological advances; significant competition in the biomedical business; our relationships with key suppliers and customers; quality and consumer acceptance of newly introduced products; market volatility; non-availability of product; excess inventory; price and product competition; new product introductions, the outcome of our legal disputes; the possibility that the review of our prior filings by the SEC may result in changes to our financial statements; and the possibility that stockholders or regulatory authorities may initiate proceedings against Arrayit and/or our officers and directors as a result of any restatements. Risk factors associated with our business, including some of the facts set forth herein, are detailed in the Company's Form 10-K/A for the fiscal year ended December 31, 2008 and Form 10-Q/A for the fiscal first quarter ended March 31, 2009, Form 10-Q/A for the fiscal second quarter ended June 30, 2009 and Form 10-Q for the fiscal third quarter ended September 30, 2009.

FOR MORE INFORMATION, PLEASE CONTACT:
Elite Financial Communications Group
Dodi Handy, President and CEO (Twitter: @dodihandy)
For Media Inquiries: Kathy Addison, Director, Elite Media Group (Twitter: @kathyaddison)
407-585-1080 or via email at ARdx@efcg.net